UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2017

Titan Energy, LLC

(Exact name of registrant specified in its charter)

Delaware	001-35317	90-0812516
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Houston Street, Suite 300

Fort Worth, TX 76102

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: 800-251-0171

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On September 27, 2017, Wilmington Trust, National Association, as Second Lien Collateral Agent (the “Second Lien Agent”) under Titan Energy, LLC’s (the “Company”) second lien credit facility (the “Second Lien Facility”), entered into a letter agreement (the “Extension Letter”) with Wells Fargo Bank, National Association, as First Lien Collateral Agent under the first lien credit facility (the “First Lien Facility”), and the Company. Pursuant to the Extension Letter, the Second Lien Agent agreed to extend the 180-day standstill period under the intercreditor agreement (during which the lenders under the Second Lien Facility are prevented from pursuing remedies against the collateral securing the Company’s obligations under the Second Lien Facility) by an additional 35 days from October 18, 2017 to November 22, 2017. In addition, the extension of the standstill period extends the waiver of certain defaults under the First Lien Facility, which terminates 15 business days prior to the expiration of the standstill period. The parties agreed to extend the standstill period to provide the Company with additional time to negotiate proposed amendments to each of the First Lien Facility and the Second Lien Facility.

This summary of the Extension Letter does not purport to be complete and are subject to, and qualified in its entirety by, the full text of the Extension Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Extension Letter, dated as of September 27, 2017, among Wilmington Trust, National Association, as Second Lien Collateral Agent, Wells Fargo Bank, National Association, as First Lien Collateral Agent, and Titan Energy, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2017	TITAN ENERGY, LLC

	By:	/s/ Jeffrey M. Slotterback
	Name:	Jeffrey M. Slotterback
	Title:	Chief Financial Officer